--------------------------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                 EASTERN EUROPE
                                   FUND, INC.
--------------------------------------------------------------------------------






                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000
                       MORGAN STANLEY DEAN WITTER INVESTMENT
                                 MANAGEMENT INC.
                               INVESTMENT ADVISER






                           MORGAN STANLEY DEAN WITTER
                           EASTERN EUROPE FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
Director

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
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--------------------------------------------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
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CUSTODIAN
The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
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INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 2000, the Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -8.29% compared to -8.89% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on September 30, 1996 through September 30, 2000, the Fund had a total return, based on net asset value per share, of 12.62% compared with 4.08% for its benchmark. Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for Russia, Poland, the Czech Republic and Hungary. For the period from September 30, 1996 through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted MSCI local indices for the Czech Republic, Hungary and Poland. On September 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $16 9/16, representing a 11.4% discount to the Fund's net asset value per share.

Russian equities have advanced 9.3% for the third quarter and 3.2% year-to-date. Russia's sustained positive macroeconomic developments, passage of extensive tax reform legislation, and greater political stability were tempered by fears of a global economic slowdown, a rise in U.S. inflation and NASDAQ volatility. Strong commodity prices, notably oil, have benefited Russia as foreign reserves reached U.S.$24.7 billion on September 22nd and industrial output in August rose 10.2%. The increased profitability of Russian companies has boosted tax revenues and created a surge in investment. Oil and gas stocks have been buoyed by higher oil prices, yet the telecommunications sector has fared poorly as the Russian Ministry planned to take back existing frequencies from incumbent wireless operators Vimpelcom and Mobile Telesystems.

Russia faces numerous structural deficiencies. If current planned reforms are implemented, sustainable economic growth for Russia over the longer term is possible. One of the most significant areas of progress is increasing and improving investment conditions. An underdeveloped banking sector and state interference in markets must also be addressed. In July, both houses of Parliament passed a large-scale tax reform. These reforms should improve tax collection and simplify tax computation. We are also encouraged by the government's federal budget for 2001, which demonstrates cautious fiscal planning by understating budget revenues and showing spending restraint.

In 2000, growth should reach 6.0% and the overall federal budget surplus is expected to reach 2.0% of GDP. Given relative political stability and favorable oil prices, we believe the Russian economy shall continue to enjoy positive momentum and that equities will perform well amidst this supportive backdrop.

Equities in Hungary have fallen 24.6% year-to-date, weighed down by the government's unfavorable price increase for index-heavyweight oil and gas producer MOL and concerns over government interference in the prices of regulated industries, e.g. telecommunications services, pharmaceuticals, and energy. MOL will hold an extraordinary general meeting on October 20 to decide on whether to separate its gas storage, transmission and trading activities into three legally independent (but 100% MOL-owned) subsidiaries. This would create a more transparent structure and alleviate problems in the gas business. In September, MOL also announced plans to sue the government over the lower-than-expected 6% increase in gas prices. Recently, Hungary's macroeconomic situation has been better than expected. Industrial production has been growing year-over-year and has been accompanied by smaller trade and current account deficits. We anticipate GDP growth to average 5.5% for 2000. Robust consumer demand, strong growth in exports, and infrastructure investment are providing a strong underpin to the economy. Inflation remains high, near 9.0%, but should be moderated by small or no increases in regulated prices. However, higher oil prices may lead to a higher pick-up in inflation. Given the supportive macroeconomic environment, we maintain a positive outlook on the market.

Equities in the Czech Republic have declined 5.2% year-to-date after leading the region during the first half of 2000. Gains at the beginning of the year were fueled by strong performance in the telecommunications and banking sectors. Declines during the third quarter were driven by a setback in the privatization of index heavyweight telecommunications company Cesky Telecom. Cesky Telecom has been weighed down by the overhang of the government's stake in the company and the strategic partner's announcement that it would not increase its stake in the company. The Czech economy had surprising gains on the upside, albeit at a moderate pace. GDP growth seemed to be highly geared to the Western Europe economic recovery, as strong exports have helped lift the economy. Imports have been somewhat constrained by modest growth in consumer spending, which is depressed by high unemployment and lackluster real wage growth. We believe growth for 2000 and 2001 should reach 3.0% and 4.0%, respectively, as exports provide a positive stim-ulus combined with domestic consumption and investment. We also expect fixed capital investment to increase driven by new foreign direct investment. Inflation may rise due to higher oil prices yet, after a prolonged period of low inflation, we are not overly concerned and expect inflation to finish this year below the central bank's target range of 5.5%. The key drivers affecting equities in the near term are expected to be privatization in the banking, telecommunications and utilities sectors.

The Polish stock market declined 18.6% year-to-date, pulled down by heightened political tensions, macroeconomic concerns, and the poor price performance of technology stocks. Although Polish exporters have temporarily been buoyed by the pick up in demand in Germany, the current account deficit may reach 7.0-7.5% of GDP and is increasingly being financed by portfolio flows rather than longer term capital. The coalition government collapsed during the second quarter, and although we do not anticipate the minority government to last until next year, we believe this is already factored into the market. GDP growth has been declining, mostly due to decreasing consumer demand as a result of high interest rates. We anticipate growth of 5.5% in 2000, slowing to 4.5% in 2001. The central bank has lost credibility, as this is the second consecutive year that the central bank will most likely miss its inflation target by a wide margin. In addition, fiscal policy may become increasingly uncertain over the coming months as the minority government is unlikely to garner enough parliamentary support to push through a credible budget for 2001. We anticipate near-term volatility in the market owing to an employer share overhang in the telecommunications company TPSA (Telekomunikacja Polska) and questions surrounding the Universal Mobile Telecommunications System (UMTS) license auction process.

We believe Russian oil stocks will continue to prosper in the near term from strong oil prices, coupled with Russia's positive momentum on reform. We also have a positive outlook for Hungary in the near term based on a supportive macroeconomic environment.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine month period ended September 30, 2000, the Fund repurchased 273,300 or 6.13% shares of its Common Stock at an average price per share of $18.31, excluding $14,000 in commissions, and an average discount of 16.68% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 307,500 shares or 6.45% of its Common Stock at an average price per share of $11.13, excluding $15,000 in Commissions, and an average discount of 17.78% from net asset value per share. Since the inception of the program, the Fund has repurchased 851,300 shares or 16.90% of its Common Stock at an average price per share of $12.78, excluding $43,000 in commissions paid, and an average discount of 17.29% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.


Sincerely,


/s/Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR



October 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.



--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                    TOTAL RETURN (%)
INFORMATION              -----------------------------------------------------------------------------
                             MARKET VALUE (1)       NET ASSET VALUE (2)              INDEX (3)
                         -----------------------  ------------------------- --------------------------
                                      AVERAGE                    AVERAGE                    AVERAGE
                          CUMULATIVE   ANNUAL      CUMULATIVE     ANNUAL    CUMULATIVE       ANNUAL
                         ----------- -----------  ------------- ----------- -----------  -------------
         YEAR TO DATE       -1.85%      --            -8.29%        --         -8.89%          --
         ONE YEAR           50.57      50.57%         37.02       37.02%        33.85         33.85%
         SINCE INCEPTION*   -0.20      -0.05          12.62        3.01          4.08          1.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [PLOT POINTS TO COME]

                                               YEAR ENDED DECEMBER 31,           NINE MONTHS
                                                                                    ENDED
                                                                                 SEPTEMBER 30,
                                      1996*       1997        1998       1999        2000
                                    --------    --------    --------   --------  -------------
Net Asset Value Per Share .......     $20.77      $26.59     $ 12.65     $20.38      $18.69
Market Value Per Share ..........     $18.00      $23.88     $  9.81     $16.88      $16.56
Premium/(Discount) ..............      -13.3%      -10.2%      -22.4%     -17.2%      -11.4%
Income Dividends ................     $ 0.07          --          --         --          --
Capital Gains Distributions .....         --      $ 3.68     $  0.67         --          --
Fund Total Return (2) ...........       4.18%      48.19%     -50.62%     61.11%      -8.29%
Index Total Return (3) ..........       9.25%      48.23%     -57.84%     67.30%      -8.89%

(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.

  *  The Fund commenced operations on September 30, 1996.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Portfolio Summary as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities                            (100.0%)

------------------------------------------------------------------------------
INDUSTRIES

[PIE CHART]

Diversified Telecommunication Services     (21.9%)
Integrated Oil & Gas                        (19.7%)
Oil & Gas Exploration & Production          (19.1%)
Electric Utilities                          (15.1%)
Metals & Mining                              (6.5%)
Banks                                        (5.4%)
Wireless Telecommunication Services         (2.7%)
Pharmaceuticals                              (2.5%)
Media                                        (2.3%)
IT Consulting & Services                     (1.3%)
Other*                                       (3.5%)

--------------------------------------------------------------------------------
COUNTRY
WEIGHTINGS

[PIE CHART]

Russia                                        (62.0%)
Estonia                                        (0.5%)
Czech Republic                                (10.0%)
Poland                                        (11.5%)
Hungary                                       (14.8%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS**

                                       PERCENT OF
                                       NET ASSETS
                                       ----------
 1.   Surgutneftegaz (Russia)             19.1%
 2.   Lukoil Holding (Russia)             17.2
 3.   Unified Energy Systems (Russia)     10.7
 4.   Matav Rt. (Hungary)                  7.6
 5.   Telekomunikacja Polska (Poland)      5.3
 6.   Cesky Telecom (Czech Republic)       4.4
 7.   Norilsk Nickel (Russia)              3.8
 8.   CEZ (Czech Republic)                 3.4
 9.   KGHM Polska Miedz (Poland)           2.8
10.   OTP Bank Rt. (Hungary)               2.6
                                          ----
                                          76.9%
                                          ----
                                          ----

      * Other includes industries / countries not shown separately and other assets and liabilities.
     ** Excludes short-term investments.

INVESTMENTS (UNAUDITED)
--------------
SEPTEMBER 30, 2000

                                                                     VALUE
                                                    SHARES            (000)
---------------------------------------------------------------------------
COMMON STOCKS (98.8%)
(Unless otherwise noted)
---------------------------------------------------------------------------
CZECH REPUBLIC (10.0%)
BANKS
  Ceska Sporitelna                                  26,430    U.S.$     136
  Ceska Sporitelna GDR                              16,225               84
  Komercni Banka                                    70,860            1,442
                                                              -------------
                                                                      1,662
                                                              -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Cesky Telecom                                    262,477            3,460
                                                              -------------
ELECTRIC UTILITIES
  CEZ                                            1,014,220            2,690
                                                              -------------
                                                                      7,812
                                                              -------------
---------------------------------------------------------------------------
ESTONIA (0.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Eesti Telekom GDR                                 26,400              416
                                                              -------------
---------------------------------------------------------------------------
HUNGARY (14.8%)
AUTO COMPONENTS
  North American Bus Industries Rt.                 31,794              607
                                                              -------------
BANKS
  OTP Bank Rt.                                      39,670            2,047
                                                              -------------
CHEMICALS
  Tiszai Vegyi Kombinat Rt.                         30,200              391
                                                              -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Matav Rt.                                        485,242            2,333
  Matav Rt. ADR                                    152,429            3,592
                                                              -------------
                                                                      5,925
                                                              -------------
HOTELS RESTAURANTS & LEISURE
  Danubius Hotel and Spa Rt.                        19,720              330
                                                              -------------
IT CONSULTING & SERVICES
  Synergon Information Systems                      61,500              362
                                                              -------------
PHARMACEUTICALS
  EGIS Rt.                                           3,617              162
  Gedeon Richter Rt.                                33,460            1,771
                                                              -------------
                                                                      1,933
                                                              -------------
                                                                     11,595
                                                              -------------
---------------------------------------------------------------------------
POLAND (11.5%)
BANKS
  BRE Bank SA                                       17,659              534
                                                              -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikacja Polska GDR                       812,270            4,163
                                                              -------------
ELECTRICAL EQUIPMENT
  Elektrim                                          51,697              467
                                                              -------------
IT CONSULTING & SERVICES
  Prokom Software GDR                               29,890              669
                                                              -------------
MEDIA
  Agora SA                                          50,202              998
                                                              -------------
METALS & MINING
  KGHM Polska Miedz                                334,661            2,157
                                                              -------------
                                                                      8,988
                                                              -------------
---------------------------------------------------------------------------
RUSSIA (62.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Kubanelectrosvyaz                                 50,000    U.S.$     550
  Mustcom                                        9,526,809            1,645
  Rostelecom (Preferred)                         1,027,000              606
  St. Petersburg MMT                               500,000              350
                                                              -------------
                                                                      3,151
                                                              -------------
ELECTRIC UTILITIES
  Irkutskenergo ADR                                145,950              766
  Unified Energy Systems                        18,839,846            2,525
  Unified Energy Systems ADR                       254,960            3,417
  Unified Energy Systems GDR                       182,800            2,449
                                                              -------------
                                                                      9,157
                                                              -------------
INTEGRATED OIL & GAS
  AO Tatneft ADR                                   141,800            1,409
  Gazprom ADR                                       93,000              558
  Lukoil Holding                                   147,000            2,117
  Lukoil Holding ADR                               140,498            8,093
  Lukoil Holding ADR (Preferred)                   143,250            3,209
                                                              -------------
                                                                     15,386
                                                              -------------
MEDIA
  Storyfirst Communications 'A'
    (Preferred)                                      1,920              818
                                                              -------------
METALS & MINING
  Norilsk Nickel                                   382,500            2,953
                                                              -------------
OIL & GAS EXPLORATION & PRODUCTION
  Surgutneftegaz ADR                               703,472           10,288
  Surgutneftegaz (Preferred)                    30,310,000            3,955
  Surgutneftegaz (Preferred) ADR                    47,500              695
                                                              -------------
                                                                     14,938
                                                              -------------
WIRELESS TELECOMMUNICATION SERVICES
  Nizhegorodsvyazinform                            500,000              640
  Nizhegorodsvyazinform ADR                        250,000              640
  Vimpel-Communications ADR                         41,600              803
                                                              -------------
                                                                      2,083
                                                              -------------
                                                                     48,486
                                                              -------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
   (Cost U.S.$82,635)                                                77,297
                                                              -------------
---------------------------------------------------------------------------
                                                     VALUE
                                                     (000)
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
  Other Assets                          U.S.$        2,592
  Liabilities                                       (1,662)             930
                                        ------------------    -------------
---------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 4,186,448, issued and
    outstanding U.S.$ 0.01 par value
    shares (500,000,000 shares
    authorized)                                               U.S.$  78,227
                                                              =============
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     U.S.$   18.69
                                                              =============
---------------------------------------------------------------------------

ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.


                                       6